                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857

             Oppenheimer Commodity Strategy Total Return Fund (RAF)
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                              Shares          Value
                                                           ------------   ------------
WHOLLY-OWNED SUBSIDIARY--22.7%
RAF Fund Ltd.(1,2) (Cost $467,280,539)                        4,000,000   $344,060,007

                                                             Principal
                                                              Amount
                                                           ------------
ASSET-BACKED SECURITIES--0.0%
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.832%, 1/25/29(3,4) (Cost $400,304)                       $    405,715         28,400
U.S. GOVERNMENT OBLIGATIONS--9.2%
U.S. Treasury Bills:
0.121%, 5/20/10                                              20,000,000     19,996,597
0.11%, 4/22/10                                               10,000,000      9,999,358
0.19%, 8/26/10                                               10,000,000      9,992,240
U.S. Treasury Nts.:                                          10,000,000      9,989,461
0.75%, 11/30/11
0.875%, 12/31/10-3/31/11                                     43,017,000     43,206,211
1%, 10/31/11                                                 10,000,000     10,037,900
1.375%, 3/15/12                                              10,000,000     10,079,690
1.50%, 10/31/10                                              10,000,000     10,072,660
1.75%, 8/15/12                                                5,000,000      5,062,505
2%, 9/30/10                                                  10,000,000     10,089,070
                                                                          ------------
Total U.S. Government Obligations (Cost $138,345,910)                      138,525,692
CORPORATE BONDS AND NOTES--0.0%
Bank United, 8% Unsec. Sub. Nts., Series A, 3/15/09(2,5)
(Cost $6,928,492)                                             6,938,000         78,053
HYBRID INSTRUMENTS--12.4%
COMMODITY-LINKED SECURITIES--12.4%
Cargill, Inc., Goldman Sachs Commodity Index Excess
Return Linked Nts., 0.804%, 3/2/11(6)                        47,000,000     50,772,314
Eksportfinans ASA, Goldman Sachs Commodity Index Total
Return Linked Nts., 0.089%, 4/27/10(3,6)                     10,000,000     18,450,740
Morgan Stanley, Goldman Sachs Commodity Index Total
Return Linked Nts., 0.00%, 3/9/11(3,4,6,7)                   20,000,000     21,688,820
Societe Generale Commodities Products LLC:                   15,000,000     18,051,930
Goldman Sachs Commodity Index Total Return Linked Nts.,
0.246%, 1/25/11(3,4,6)
Goldman Sachs Commodity Index Total Return Linked Nts.,
0.228%, 4/8/11(3,4,6)                                        32,000,000     32,417,984
Svensk Eksport:                                              23,000,000     23,240,626
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.00%, 3/22/11(3,6,7)
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.00%, 5/12/10(3,6,7)                                         5,500,000     23,220,450
                                                                          ------------
                                                                           187,842,864
                                                                          ------------
Total Hybrid Instruments (Cost $152,500,000)                               187,842,864
SHORT-TERM NOTES--5.3%
Federal Home Loan Bank:
0.15%, 5/21/10                                               10,000,000      9,997,917
0.16%, 7/16/10                                               20,000,000     19,990,580
0.16%, 8/3/10                                                10,000,000      9,993,110


              1 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
SHORT-TERM NOTES CONTINUED
0.17%, 6/4/10                                              $ 20,000,000   $   19,996,800
0.18%, 6/18/10                                               10,000,000        9,998,050
0.23%, 9/20/10                                               10,000,000        9,989,010
                                                                          --------------
Total Short-Term Notes (Cost $79,962,051)                                     79,965,467
                                                                          ==============

                                                              Shares
                                                           ------------
INVESTMENT COMPANIES--50.3%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00% (7,8)                                               6,725            6,725
Oppenheimer Institutional Money Market Fund, Cl. E,         759,939,030      759,939,030
0.15%(1,8)
Total Investment Companies (Cost $759,945,755)                               759,945,755
TOTAL INVESTMENTS, AT VALUE (COST $1,605,363,051)                  99.9%   1,510,446,238
Other Assets Net of Liabilities                                     0.1        1,113,712
                                                           ------------   --------------
Net Assets                                                        100.0%  $1,511,559,950
                                                           ============   ==============

Footnotes to Statement of Investments

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                    SHARES           GROSS         GROSS          SHARES
                              DECEMBER 31, 2009    ADDITIONS     REDUCTIONS   MARCH 31, 2010
                              -----------------   -----------   -----------   --------------
OFI Liquid Assets Fund, LLC               --       58,111,500    58,111,500              --
Oppenheimer Institutional
Money Market Fund, Cl. E         653,342,355      361,233,255   254,636,580     759,939,030
RAF Fund Ltd.a                     4,000,000               --            --       4,000,000

                                   VALUE        INCOME
                              --------------   --------
OFI Liquid Assets Fund, LLC   $           --   $    181(b)
Oppenheimer Institutional
Money Market Fund, Cl. E         759,939,030    321,624
RAF Fund Ltd.(a)                 344,060,007         --
                              --------------   --------
                              $1,103,999,037   $321,805
                              ==============   ========

(a.) Investment in a wholly-owned subsidiary. See accompanying Notes and the individual statement of investments of the entity included herein.

(b.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(2.) Non-income producing security.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $72,187,134 or 4.78% of the Fund's net assets as of March 31, 2010.

(5.) Issue is in default. See accompanying Notes.

(6.) Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs
     Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

(7.) Interest rate is less than 0.0005%.

(8.) Rate shown is the 7-day yield as of March 31, 2010.


              2 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                                                     LEVEL 3--
                                LEVEL 1--          LEVEL 2--        SIGNIFICANT
                                UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                              QUOTED PRICES    OBSERVABLE INPUTS      INPUTS           VALUE
                              -------------   ------------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Wholly-Owned Subsidiary        $         --      $344,060,007           $--       $  344,060,007
Asset-Backed Securities                  --            28,400            --               28,400
U.S. Government Obligations              --       138,525,692            --          138,525,692
Corporate Bonds and Notes                --            78,053            --               78,053
Hybrid Instruments                       --       187,842,864            --          187,842,864
Short-Term Notes                         --        79,965,467            --           79,965,467
Investment Companies            759,945,755                --            --          759,945,755
                               ------------      ------------           ---       --------------
Total Assets                   $759,945,755      $750,500,483           $--       $1,510,446,238
                               ------------      ------------           ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENTS OF INVESTMENTS

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.


              3 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged,


              4 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost                                $6,928,492
Market Value                        $   78,053
Market Value as a % of Net Assets         0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of March 31, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,605,363,051
                                 ==============
Gross unrealized appreciation    $   35,540,670
Gross unrealized depreciation      (130,457,483)
                                 --------------
Net unrealized depreciation      $  (94,916,813)
                                 ==============


              5 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

RAF Fund Ltd. (Wholly-Owned Subsidiary)                Principal Value      Amount
---------------------------------------                ---------------   ------------
ASSET-BACKED SECURITIES--0.0%
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.832%, 1/25/29(1,2) (Cost $80,831)                    $       239,840   $    16,789
U.S. GOVERNMENT OBLIGATIONS--26.4%
U.S. Treasury Bills:
0.13%, 4/29/10-6/17/10                                       4,000,000     3,999,220
0.165%, 4/15/10(3)                                           6,000,000     5,999,650
0.19%, 8/26/10                                               1,000,000       999,224
0.315%, 10/21/10(3)                                          2,000,000     1,997,462
0.325%, 9/23/10(3)                                           2,500,000     2,497,388
0.436%, 12/16/10(3)                                          2,500,000     2,495,323
U.S. Treasury Nts.:
0.75%, 11/30/11                                              5,700,000     5,693,992
0.875%, 12/31/10                                             1,308,000     1,313,467
0.875%, 1/31/11-2/28/11(3)                                  17,700,000    17,777,845
1%, 8/31/11-10/31/11                                         5,900,000     5,927,865
1%, 9/30/11(3)                                               1,000,000     1,004,376
1.125%, 1/15/12                                             10,500,000    10,541,843
1.25%, 11/30/10(3)                                          10,000,000    10,064,460
1.375%, 2/15/12                                              3,000,000     3,024,495
1.375%, 10/15/12-11/15/12(3)                                 7,500,000     7,508,599
2.625%, 5/31/10(3)                                          10,000,000    10,043,360
                                                                         ------------
Total U.S. Government Obligations (Cost $90,837,857)                      90,888,569
SHORT-TERM NOTES--11.6%
Federal Home Loan Bank:
0.0%, 4/1/10(4)                                              1,500,000     1,500,000
0.10%, 4/7/10                                                1,800,000     1,799,952
0.13%, 4/30/10                                               1,100,000     1,099,885
0.14%, 5/5/10                                                2,700,000     2,699,643
0.15%, 5/24/10                                               1,500,000     1,499,669
0.16%, 4/23/10                                                 350,000       349,972
0.16%, 5/14/10                                               3,250,000     3,249,364
0.16%, 6/2/10                                                1,000,000       999,845
0.16%, 7/9/10                                                1,200,000     1,199,472
0.16%, 7/16/10                                               4,000,000     3,998,116
0.17%, 5/19/10                                               3,500,000     3,499,207
0.18%, 6/11/10                                               5,000,000     4,999,110
0.19%, 6/14/10                                               2,900,000     2,899,464
0.19%, 8/26/10                                               4,250,000     4,246,528
0.23%, 9/20/10                                               6,000,000     5,993,402
                                                                         ------------
Total Short-Term Notes (Cost $40,032,204)                                 40,033,629

                              Expiration   Strike
                                 Date       Price   Contracts
                              ----------   ------   ---------
OPTIONS PURCHASED--0.1%
Crude Oil Futures Put(5)        4/15/10      $80       179      110,980
Natural Gas Futures Put (5)     4/27/10        4        87      231,420
                                                                -------
Total Options Purchased (Cost $404,412)                         342,400


              6 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

                                                           Shares         Value
                                                        -----------   ------------
INVESTMENT COMPANIES--57.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00% (4,6)                                          18,779   $     18,779
Oppenheimer Institutional Money Market Fund, Cl. E,
0.15%(6,7)                                              197,408,000    197,408,000
                                                                      ------------
Total Investment Companies (Cost $197,426,779)                         197,426,779
TOTAL INVESTMENTS, AT VALUE (COST $328,782,083)                95.5%   328,708,166
Other Assets Net of Liabilities                                 4.5     15,351,841
                                                        -----------   ------------
Net Assets                                                    100.0%  $344,060,007
                                                        ===========   ============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $16,789 or less than 0.005% of the Fund's net assets as of March 31, 2010.

(3.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $52,563,506. See accompanying Notes.

(4.) Interest rate is less than 0.0005%.

(5.) Non-income producing security.

(6.) Rate shown is the 7-day yield as of March 31, 2010.

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES            GROSS         GROSS         SHARES
                                                     DECEMBER 31, 2009    ADDITIONS     REDUCTIONS   MARCH  31, 2010
                                                     -----------------   -----------   -----------   ---------------
Oppenheimer Institutional Money Market Fund, Cl. E      208,630,000      179,455,000   190,677,000      197,408,000

                                                         VALUE       INCOME
                                                     ------------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $197,408,000   $86,535

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of March 31, 2010 based on valuation input level:

                                          LEVEL 1--          LEVEL 2--            LEVEL 3--
                                          UNADJUSTED    OTHER SIGNIFICANT        SIGNIFICANT
                                        QUOTED PRICES   OBSERVABLE INPUTS    UNOBSERVABLE INPUTS      VALUE
                                        -------------   -----------------    -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                      $--          $     16,789              $--           $     16,789
U.S. Government Obligations                   --            90,888,569               --             90,888,569
Short-Term Notes                              --            40,033,629               --             40,033,629


              7 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)


Options Purchased                            342,400                 --               --                342,400
Investment Companies                     197,426,779                 --               --            197,426,779
Total Investments, at Value              197,769,179        130,938,987               --            328,708,166
OTHER FINANCIAL INSTRUMENTS:
Futures margins                           12,737,480          1,574,703               --             14,312,183
Total Assets                            $210,506,659       $132,513,690              $--           $343,020,349
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value   $    (12,530)      $         --              $--           $    (12,530)
Depreciated options written, at value       (192,821)                --               --               (192,821)
Futures margins                           (4,470,922)                --               --             (4,470,922)
Total Liabilities                       $ (4,676,273)      $         --              $--           $ (4,676,273)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2010 ARE AS FOLLOWS:

                                   UNREALIZED
                                   APPRECIATION     PERCENTAGE OF
CONTRACT DESCRIPTION   BUY/SELL   (DEPRECIATION)   FUND NET ASSETS
--------------------   --------   --------------   ---------------
Agriculture                 Buy    $(3,812,957)         (1.11)%
Agriculture                Sell        542,124           0.16
Energy                      Buy     10,607,298           3.08
Energy                     Sell        (50,392)         (0.01)
Industrial Metals           Buy      1,653,628           0.48
Industrial Metals          Sell         52,030           0.02
Livestock                   Buy      1,934,677           0.56
Livestock                  Sell       (617,664)         (0.18)
Precious Metals             Buy        189,869           0.06
Precious Metals            Sell         (1,067)         (0.00)
Softs                       Buy     (2,328,340)         (0.68)
Softs                      Sell         41,069           0.01
                                   -----------          -----
                                   $ 8,210,275           2.39%
                                   ===========          =====

WRITTEN OPTIONS AS OF MARCH 31, 2010 ARE AS FOLLOWS:


                                                                                             UNREALIZED
                                 NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS                APPRECIATION
DESCRIPTION               TYPE   CONTRACTS    PRICE       DATE       RECEIVED     VALUE     (DEPRECIATION)
-----------               ----   ---------   --------   ----------   --------   ---------   --------------
Crude Oil Futures          Put       179     $ 72.00       4/15/10   $ 42,582   $ (12,530)     $  30,052
Sugar #11 World Futures    Put       176       16.50       4/15/10     56,521    (112,358)      (55,838)
Wheat Futures              Put       314      430.00       4/23/10     46,324     (80,463)      (34,138)
                                                                     --------   ---------      --------
                                                                     $145,427   $(205,351)     $(59,924)
                                                                     ========   =========      ========


              8 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


              9 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.


              10 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.


              11 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS   March 31, 2010 (Unaudited)

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual commodities to decrease exposure to commodity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual commodities to increase exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 31, 2010 was as follows:

                                 CALL OPTIONS            PUT OPTIONS
                            ---------------------   ---------------------
                            NUMBER OF   AMOUNT OF   NUMBER OF   AMOUNT OF
                            CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
                            ---------   ---------   ---------   ---------
Options outstanding as of
   December 31, 2009            --      $     --        --      $     --
Options written                209        73,481       995       233,859
Options closed or expired     (209)      (73,481)     (179)      (50,498)
Options exercised               --            --      (147)      (37,934)
                              ----      --------      ----      --------
Options outstanding as of
   March 31, 2010               --      $     --       669      $145,427
                              ====      ========      ====      ========


              12 | Oppenheimer Commodity Strategy Total Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund (RAF)


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 05/11/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/11/2010